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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) APRIL 2, 2001
                                                          ---------------------

                            INDUSTRIAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)



           TEXAS                      000-19580                  76-0289495
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(State or other jurisdiction    (Commission file number)     (IRS Employer
incorporation)                                               Identification No.)



        7135 ARDMORE   HOUSTON, TEXAS                          77054
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   (Address of principle executive offices)                  (Zip code)


Registrant's telephone number, including area code    (713) 747-1025
                                                   -----------------------------


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(Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

PROPOSED MERGER WITH T-3 ENERGY SERVICES, INC.

         On April 2, 2001, Industrial Holdings, Inc. ("IHI") signed a non-binding Letter of Intent with T-3 Energy Services, Inc. ("T-3") which proposed the following transactions: (1) Sale of IHI subsidiary A&B Bolt & Supply, Inc. to T-3 for $15,000,000; (2) Merger of IHI with T-3 in a tax-free stock-for-stock transaction resulting in T-3 shareholders receiving at least 60% of the fully-diluted equity of the resulting entity; and (3) Granting to First Reserve Fund VIII, L.P. the right to invest up to $9,600,000 in the equity of the combined entity at a price of $1.75 per share.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         99.1     Letter of Intent dated April 2, 2001 signed by the Company,
                    T-3 and Fund VIII.
         99.2     Press Release dated April 3, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                     INDUSTRIAL HOLDINGS, INC.



                                     By:   /s/ Titus H. Harris, III
                                        ----------------------------
                                        TITUS H. HARRIS, III
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER

Date:  April 12, 2001


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                                INDEX TO EXHIBITS

99.1     Letter of Intent dated April 2, 2001 signed by the Company, T-3 and
         Fund VIII

99.2     Press Release dated April 3, 2001


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